Fees Summary	Dec. 22, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 36,300,000.00
Previously Paid Amount	0.00
Total Fee Amount	5,013.03
Total Offset Amount	0.00
Net Fee	$ 5,013.03